STOCK AND OPTION PURCHASE AGREEMENT

      This Stock and Option Purchase Agreement (the "Agreement") is entered as of April 13, 2000 by and between Hidenet Secure Architectures, Inc., a New Jersey corporation ("Parent"), NetworkPrivacy.com, Inc., a company organized under the laws of Delaware (the "Company") and NP Partners, LLC, a limited liability company organized under the laws of New York (the "Investor").

      WHEREAS, Parent owns all the issued and outstanding shares of the Company; and

      WHEREAS, the Investor desires to acquire shares of Series A Preferred Stock in the Company (the "Preferred Shares"), and an option to acquire shares in Parent, and the Company wishes to issue and sell to the Investor said shares in the Company and the Parent wishes to grant the Invester said option on the terms and conditions set forth herein.

NOW THEREFORE, the parties agree as follows:

1.    Purchase and Sale of Preferred Shares and Issuance of Option.

1.1. Subject to the terms and conditions of this Agreement, the Investor agrees and undertakes to invest in the Company up to US$ 2,000,000 (the "Aggregate Investment") in consideration for (y) 160,000 Preferred Shares, at a price per share equal to $12.50 and (z) the Option (as defined in Section 2.2(iii)) (together, the "Purchase Price"), which investment is based on a $12,500,000 pre-money valuation of each of the Company and Parent, as follows: (i) at least US $1,000,000 shall be paid at the initial Closing (as defined below) and (ii) if the initial Closing occurs, but no later than 30 days after the Closing, such additional amount as the Investor determines which, when added to the amount paid at the Closing, shall not exceed $2,000,000. The Preferred Shares purchased pursuant to this Agreement shall have the rights, restrictions, privileges and preferences as set forth in the Certificate of Designations, Rights and Preferences of Series A Convertible Preferred Stock filed April 13, 2000 and attached hereto as Exhibit 1.1 (the "Certificate of Designation"). The Company agrees to issue and sell the Preferred Shares and Parent agrees to issue and sell the Option in accordance with this Agreement.

1.2. The Company and Parent represent and warrant that upon the purchase and sale of the Preferred Shares, the outstanding shares of the Company and of Parent, including all outstanding options and warrants of each, shall be as specified in Exhibit 1.2 attached hereto. Exhibit 1.2 shall specify with respect to the Company and Parent, any holder of 5% or more of the Company's or Parent's shares and all holders of options, warrants or convertible securities of the Company and Parent, as of the Closing.

1.3. The Investor shall have the non-transfereable right to complete all or part of the Aggregate Investment by delivering to the Company, within 30 business days from the Closing Date, the Purchase Price for the number of Preferred Shares so purchased, by bank check or wire transfer to the Company's account. Upon receipt by the Company thereof, the Company (i) shall deliver to the Investor a certificate representing the number of additional Preferred Shares so purchased,
            (ii) Parent and the Company shall each deliver to the Investor "bring down certificates" with respect to the representations and warranties contained herein and (iii) Parent shall deliver to the Investor confirmation of the number of shares exercisable by the Option, or, if requested by the Investor, the Option initally issued shall be cancelled and a new Option for the total number of shares covered thereby shall be issued, with appropriate changes to Section 1.1(a) thereof.

2.    Closing.
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2.1.        The  purchase and sale of the  Preferred  Shares shall take place at the offices of Herrick, Feinstein LLP, Two Park Avenue, New York, New York, on or prior to April 13, 2000 (the "Closing Date"), or at such other time and place as the parties mutually agree in writing (which time and place are designated as the "Closing").

2.2. At the initial Closing, the Company and the Parent shall deliver, or cause to be delivered, to the Investor the following:

            (i) a certificate representing the number of Preferred Shares so purchased by the Investor on the Closing Date;

            (ii) The Investor Rights' Agreement, substantially in the form of Exhibit A attached hereto (the "Investor Rights Agreement"), duly executed by the Company and IBDH LLC, a Delaware limited liability company;

            (iii) The Option, substantially in the form of Exhibit B attached hereto (the "Option"), duly executed by Parent;

            (iv) A secretary's certificate with respect to minutes of the directors and the stockholder of the Company approving the transactions contemplated hereunder;

            (v)         A secretary's certificate with respect to minutes of the
                        directors  of  Parent   approving  the  Option  and  the
                        transactions contemplated hereunder;

            (vi) A certified copy of the Certificate of Incorporation of the Company and of Parent,including all amendments thereto, and a copy of the By-Laws of each of the Company and Parent, including all amendments thereto;

            (vii)       Evidence   of  the   filing   of  the   Certificate   of
                        Designation; and

            (viii)      A legal opinion from Herrick, Feinstein LLP.

2.3. At the initial Closing, the Investor shall deliver, or cause to be delivered, to the Company the following:

            (i) A wire transfer in immediately available funds to the account designated by the Company in an amount of not less than $1,000,000;

            (ii)        The  Investor  Rights  Agreement,  duly  executed by the
                        Investor;

            (iii)       The Option, duly executed by the Investor; and

            (iv) A certified copy of the Certificate of Formation and Operating Agreement of the Investor, including all amendments thereto.

3.    Representations and Warranties of the Company and Parent.

      Each of the Company and Parent hereby jointly and severally represents and warrants to the Investor as follows and acknowledges and confirms that the Investor is relying upon such representations and warranties in connection with the purchase by the Investor of the Preferred Shares and the acquisition of the Option:

3.1. Corporate Organization; Existence and Power. Each of the Company and Parent : (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) has all requisite corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently, or is currently proposed to be, engaged; (c) is, duly qualified as a foreign corporation, licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except to the extent that the failure to so qualify would not have a material adverse effect on the condition of the Company and Parent, as the case may be; and (d) has the corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Option, the Investor Rights Agreement, and the other documents entered into in connection with the transactions contemplated by this Agreement (all such agreements, the "Transaction Documents").

3.2. Corporate Authorization; No Contravention. The execution, delivery and performance by the Company and Parent of this Agreement and each of the other Transaction Documents to which it is or will be a party and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the
            Preferred Shares: (a) has been duly authorized by all necessary corporate, and if required, stockholder action; (b) do not and will not contravene the terms of the Certificate of Incorporation or the By-Laws of such company, or any amendment thereof or any laws applicable to such company or its respective assets, business or properties; (c) do not and will not (i) conflict with, contravene, result in any violation or breach of or default under (with or without the giving of notice or the lapse of time or both), (ii) create in any other person or entity a right or claim of termination or amendment, or (iii) require modification, acceleration or cancellation of any provision of any security issued by such person or entity in any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument or arrangement (whether in writing or otherwise) to which such person or entity or its property is bound, or any amendment of any of the foregoing (collectively, "Contractual Obligations"); and (d) do not and will not result in the creation of any mortgage, deed of trust, pledge, hypothecation, assignment, lien (statutory or otherwise), charge, claim, restriction or preference, security interest or preferential arrangement or any other encumbrance (or obligation to create a lien) of any kind or nature (collectively, "Liens") against any property, asset or business of the Company or Parent, as the case may be, or the suspension, revocation, impairment, forfeiture or non renewal of any material permit, license, authorization or approval applicable to the each of said company or its businesses or operations or any of its assets or properties, other than as contemplated by the Transaction Documents.

3.3. Governmental Authorization; Third Party Consents No approval, consent, compliance, exemption, authorization, or other action by, or notice to, or filing with, any governmental entity or authority or any other person or entity in respect of any law or Contractual Obligation, and no lapse of a waiting period under any law or Contractual Obligation, is necessary or required in connection with the execution, delivery or performance by (including, without limitation, the issuance of shares of capital stock upon the conversion of the Preferred Shares), or enforcement against, the Company or Parent of this Agreement and the other Transaction Documents to which it is a party or the consummation of the transactions contemplated hereby or thereby.

3.4. Binding Effect; Enforceability This Agreement has been, and each of the other Transaction Documents to which each of the Company and Parent is a party has been duly executed and delivered by each of the Company and Parent, and this Agreement constitutes, and such other Transaction Documents constitute, the legal, valid and binding obligations of each of the Company and Parent, enforceable against each of the Company and Parent in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability.

3.5. No Legal Bar Neither the execution, delivery and performance of this Agreement and the other Transaction Documents, nor the issuance of or performance of the terms of the Preferred Shares or Option will violate any law or any Contractual Obligation of the Company or Parent. Neither the Company nor Parent has previously entered into any agreement which is currently in effect or to which the Company is currently bound, granting any rights to any person or entity which are inconsistent with the rights to be granted by the Company or Parent herein or in the other Transaction Documents.

3.6. Litigation. There are no legal actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Company or Parent, threatened, at law, in equity, in arbitration or before any governmental entity or authority against or affecting the Company or Parent (or, as applicable, to the Company's or Parent's knowledge, any of their respective stockholders, directors, officers, employees or agents), other than actions, suits, proceedings, claims or disputes which do not exceed $2,500 in the aggregate. No injunction, writ, temporary restraining order, decree or any order of any nature has been issued by any court or other governmental entity or authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or the other Transaction Documents. Neither the Company nor Parent has commenced nor does it currently intend to initiate any material action, suit, proceeding, claim or dispute. The bankruptcy of Savin Electronics, Ltd., an Israeli corporation, has been completed and there are no outstanding claims remaining to be discharged.

3.7. Compliance with Laws The Company and Parent are in compliance with all laws applicable to the Company and Parent, as the case may be, except where non-compliance will not result in material adverse effect on such company's business.

3.8. Subsidiaries. The Company has no subsidiaries and does not own of record or beneficially any capital stock or equity interest or investment in any corporation, association or business entity. Other than the Company, Savin Electronics, Ltd. and Hidenet Secure Architectures, Ltd., an Israeli corporation ("Israeli ------- Sub"), Parent has no subsidiaries and does not own of record or beneficially any capital stock or equity interest or investment in any corporation, association or business entity. Parent owns 100% of the issued and outstanding shares of the Company, Savin Electronics, Ltd. and Israeli Sub and no person owns any option, warrant, convertible securities or other investment or right which entitles the holder to obtain shares of either the Company, Savin Electronics Ltd. or Israeli Sub. Savin Electronics Ltd. conducts no business and has no assets or liabilities. Other than the Assignment Agreement (defined in Section 3.11), the Israeli Sub conducts no business and has no assets or liabilities. Parent shall cause Israeli Sub to distribute to the Parent all funds received by it pursuant to the Assignment Agreement.

3.9. Financial Statement; Absence of Undisclosed Liabilities. Neither the Company nor Parent has any accrued or contingent liabilities arising out of any transaction or state of facts existing prior to the date hereof, which are not disclosed in the financial statements of the Company or Parent. Since October 1, 1999 Parent and the Company have conducted their business in the ordinary course and there has not been any change or event which has had or could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company or Parent.

3.10. Registration Rights; SEC Filings. Except as provided in the Investor Rights Agreement and the piggyback registration rights granted to Robert Friedman (which are not any more favorable than those granted to the Investor), neither the Company nor Parent has granted or agreed to grant any registration rights, including piggyback registration rights, to any person or entity. Parent has filed all statements, reports and filings, and other documents requested to be filed by it under the federal securities laws, other than its Form 10-KSB for fiscal year ended December 31, 1999, which Parent will use its best efforts to file no later than April 14, 2000, and in any event by April 24, 2000, and each statement or report was or will be in substantial compliance with applicable statutory requirements.

3.11.       Material  Agreements;   Company  Not  in  Default.  Except  for  the
            Employment Agreement between Parent and Robert Friedman (the "Employment Agreement"), the Transfer and Assignment Agreements (the "Assignment Agreements") between Israeli Sub, Parent and the Company, copies of which are attached hereto as Exhibit 3.11 and the Transaction Documents, neither the Company nor Parent has any contract, agreement, lease, or other commitment, written or oral, absolute or contingent, other than the leases to the offices of the Company and Parent. Neither the Company nor Parent is in default or breach of any material contracts, agreements, written or oral, indentures or other instruments to which it is a party and there exists no state of facts after which notice or lapse of time or both would constitute such a default or breach and all such contracts, agreements, indentures or other instruments are now in good standing and the Company and Parent, as the case may be, is entitled to all benefits thereunder. To the knowledge of the Company and Parent, no other party to any such material contract is in default thereunder, nor does any condition exist that with notice or lapse of time or both would constitute such a default. No approval or consent of any person or entity is needed for all of the material contracts to continue to be in full force and effect.

3.12. Tax Matters. Parent and the Company have duly filed all tax returns required to have been filed by them and have not been subject to a tax audit by any governmental entity of any kind, and have promptly paid all taxes for which they are liable or accountable for the periods from the date of their respectiveincorporation until the date hereof, other than taxes not yet due and payable, all of which have been fully reserved.

3.13. Intellectual Property.

            3.13.1. To the Company's and Parent's knowledge (after conducting a self patent search in connection with filing its patent application), the Company has the right to use its proprietary information, free and clear of any rights, liens, encumbrances or claims of others, except that the possibility exists that other persons may have independently developed trade secrets or technical information similar or identical to those of the Company, but the Company and Parent represent and warrant that they have no knowledge of any such independent developments. Reasonable security measures have been taken by the Company to protect the secrecy, confidentiality and value of the Company's proprietary information.

            3.13.2. Neither the Company nor Parent has received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity.

            3.13.3. To the Company's and Parent's knowledge, the Company is not required to make any royalty payments with respect to any licenses by them of the intellectual property necessary to conduct its business as now being conducted and as contemplated to be conducted.

            3.13.4. The Company owns or has all license rights for all software required for the conduct of its business as described in the Business Plan described below.

            3.13.5.     All of the  foregoing  representations  in this  Section
                        3.13 are qualified in their entirety by the terms and provisions of the Assignment Agreement, a copy of which has been reviewed by the Investor.

3.14. Proprietary Information and Inventions Agreement. Each employee, officer or consultant of the Company has executed or will execute promptly after Closing a "Confidentiality, Non-Competition and
            Intellectual Property Agreement" or a "Confidentiality and Intellectual Property Agreement" as applicable, in standard form used in the industry. The Company is not aware that any of its employees, officers or consultants are in violation thereof.

3.15. Brokerage. There are no claims for, and no person is entitled to, brokerage commissions or finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement made by or on behalf of the Company or Parent.

3.16. Title to Properties. The Company has all right, title and interest in and to its property, free and clear of all Liens, liabilities and rights of any third party, pursuant to the terms of the Assignment Agreement. Neither the Company nor Parent have title to any real property. Both the Company and Parent hold the right, title and interest of the tenant under leases to the Company or Parent, as the case may be, free and clear of all Liens, liabilities and rights.

3.17. ERISA -- Employee Benefit Plans. Neither the Company nor Parent has any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

3.18. Capitalization. The Capitalization Table attached as Exhibit 1.2 provides an accurate list immediately prior to and immediately following the Closing Date, after giving effect to the transactions contemplated hereby and the other Transaction Documents of (A) all stockholders owning the issued and outstanding shares of Preferred Stock and Common Stock of the Company or Parent, together with the number held by each, and (B) all of the holders of warrants, options, rights and securities convertible into capital stock, together with the number of shares of capital stock to be issued upon the exercise or conversion of such warrants, options, rights and convertible securities. On the Closing Date, except as disclosed on Exhibit 1.2, there will be no outstanding securities convertible into or exchangeable for capital stock of the Company or Parent or options, warrants or other rights to purchase or subscribe to capital stock of the Company or Parent or contracts, commitments, agreements, understandings or arrangements of any kind to which either of such company is a party relating to the issuance of any capital stock of the Company or Parent, as the case may be,, any such convertible or exchangeable securities or any such options, warrants or rights.

3.19. Business Plan. The Company has previously provided the Investor with a true, correct and complete copy of its Business Plan, attached hereto as Exhibit 3.19. The Business Plan was made in good faith by the senior management of Company. The financial projections set out in the Business Plan have been prepared in good faith by the senior management of the Company based upon reasonable assumptions, provided, however, there is no assurance that the Company shall meet such projections.

3.20. Interested Party Transactions. Other than the Employment Agreement, the Assignment Agreement, the Assignment Agreement dated July 20, 1999 between Parent and Israeli Sub and each of the Transaction Documents, there are no (i) agreements of any kind, including, without limitation, with respect to any consideration or otherwise to be provided by the Parent or the Company to any officer, director or holder of 5% or more of the outstanding shares of the Parent or the Company, or (ii) agreements between the Company and Parent.

3.21. Labor Agreements and Actions; Employee Compensation. Neither the Company nor Parent is aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company or Parent, nor does the Company or Parent have a present intention to terminate the employment of any of the foregoing, provided that no officer or employee of the Company or Parent is intended to be a third party beneficiary of the foregoing. The employment of each officer and employee of the Company and Parent is terminable at the will of the Company or Parent, as the case may be, subject to prior notice requirements. To the best of its knowledge, the Company and Parent have complied in all material respects with all applicable state and Federal equal employment opportunity and other Laws related to employment.

3.22. Use of Proceeds. The Company and Parent agree that the proceeds of the Aggregate Investment shall be used only as provided in Exhibit
            3.22 and pursuant to the Assignment Agreement.

3.23. Disclosure. This Agreement, together with the Disclosure Schedule and all exhibits hereto, and the agreements, certificates and other documents furnished to the Investor by the Company and Parent at the Closing, (including, without limitation, the other Transaction Documents) do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading.

4.          Representations and Warranties of the Investor.

            The Investor hereby represents and warrants to the Company and Parent as follows and acknowledges and confirms that the Company and Parent are relying upon such representations and warranties in connection with the offer and sale of the Preferred Shares and the acquisition of the Option to the Investor:

4.1. Organization; Existence and Power. The Investor: (a) is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; and (b) has the power and authority to execute, deliver and perform its obligations under this Agreement and the Transaction Documents.

4.2. Authorization; No Contravention. The execution, delivery and performance by the Investor of this Agreement and each of the other Transaction Documents to which it is or will be a party and the consummation of the transactions contemplated hereby and thereby:
            (a) has been duly authorized by all necessary action; (b) do not and will not contravene the terms of the Certificate of Formation and Operating Agreement, or any amendment thereof or any laws applicable to the Investor or its assets, business or properties; (c) do not and will not (i) conflict with, contravene, result in any violation or breach of or default under (with or without the giving of notice or the lapse of time or both), (ii) create in any other person or entity a right or claim of termination or amendment, or (iii) require modification, acceleration or cancellation of any provision of any security issued by such person or entity in any Contractual Obligation; and (d) do not and will not result in the creation of any Lien against any property, asset or business of the Investor or the suspension, revocation, impairment, forfeiture or non renewal of any material permit, license, authorization or approval applicable to the Investor or its businesses or operations or any of its assets or properties, other than as contemplated by the Transaction Documents.

4.3. Governmental Authorization; Third Party Consents. No approval, consent, compliance, exemption, authorization, or other action by, or notice to, or filing with, any governmental entity or authority or any other person or entity in respect of any law or Contractual Obligation, and no lapse of a waiting period under any law or Contractual Obligation, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Investor of this Agreement and the other Transaction Documents to which it is a party or the consummation of the transactions contemplated hereby or thereby.

4.4. Binding Effect; Enforceability. This Agreement has been, and each of the other Transaction Documents to which the Investor will be a party to will be, duly executed and delivered by the Investor, and this Agreement constitutes, and such other Transaction Documents will constitute, the legal, valid and binding obligations of the Investor enforceable against the Investor in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability.

4.5. No Legal Bar. Neither the execution, delivery nor performance of this Agreement and the other Transaction Documents will violate any law or any Contractual Obligation of the Investor. The Investor has not previously entered into any agreement which is currently in effect or to which the Investor is currently bound, granting any rights to any person or entity which are inconsistent with the rights to be granted by the Investor herein or in the other Transaction Documents.

4.6. Litigation. There are no material legal actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Investor, threatened, at law, in equity, in arbitration or before any governmental entity or authority against or affecting the Investor (or, as applicable, to the Investor's knowledge, any of their respective stockholders, directors, members, managers, officers, employees or agents). No injunction, writ, temporary restraining order, decree or any order of any nature has been issued by any court or other governmental entity or authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or the other Transaction Documents.

4.7. Compliance with Laws. The Investor is in compliance with all laws applicable to the Investor, , except where non-compliance will not result in material adverse effect on the Investor's business.

4.8. Investment RepresentationsThe investment hereunder is made for the Investor's own account, not as a nominee or agent, and not with a view to the distribution of any part thereof, and the Investor has no present intention of selling, granting participation in, or otherwise distributing any of the Preferred Shares, the common stock issuable upon conversion of the Preferred Shares, the Option or the shares of common stock into which the Option is exercisable for (collectively, the "Securities").

            4.8.1. The Investor is knowledgeable in business and financial matters and is capable of evaluating the merits and risks of an investment in the Company. The Investor has received all the information, records and data it considers necessary or appropriate for deciding whether to purchase the Securities, and has an opportunity to ask questions and receive answers from all persons acting on behalf of the Company and Parent concerning the Company, Parent and its business and proposed business, and the Securities, and all questions have been answered to Investor's satisfaction.

            4.8.2. The Investor understands that none of the Securities have been registered under the Securities Act of 1933, as amended (the "1933 Act") or any state securities laws and are being offered and sold pursuant to an exemption from registration contained in the 1933 Act based in part upon the representations of the Investor contained herein.

            4.8.3. The Investor further covenants that it will not make any sale, transfer or other disposition of the Securities without registration or exemption under the 1933 Act and any applicable state securities laws.

            4.8.4. The Investor acknowledges that it is aware of Rule 144 promulgated under the 1933 Act, which permits limited public resales of securities acquired in a nonpublic offering, subject to the satisfaction of certain conditions. The Investor understands that under Rule 144, except as otherwise provided by section (k) of that Rule, the conditions include, among other things: the availability of certain current public information about the issuer, the resale occurring not less than one year after the party has purchased and paid for the securities to be sold and limitations on the amount of securities to be sold and the manner of sale.

            4.8.5. The Investor is an "accredited investor" as that term is defined in Regulation D under the 1933 Act because all of the equity owners of the Investor are "accredited investors", and if there is any change in such status, the Investor will immediately furnish such revised or corrected information to the Company.

            4.8.6 The Investor recognizes that an investment in the Company involves substantial risks, including loss of the entire amount, and has taken full cognizance of, and understands all the risks related to, the purchase of the Preferred Shares

4.9 Brokerage. There are no claims for, and no person is entitled to, brokerage commissions or finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement made by or on behalf of the Investor.

5.          Board Structure.

            Following the Closing of the initial investment pursuant to Section 1, the board of directors (the "Board of Directors") of both the Company and Parent shall consist of five (5) members, one of which shall be nominated by Investor. The Investor hereby designates Mark
            S. Hauser as its nominee. The Investor shall have a right to maintain one representative on the Board of Directors of the Company and Parent so long as Investor retains at least 75% of the aggregate of the Preferred Shares purchased hereunder and the shares excercisable upon exercise of the Option.

            Simultaneously with the transactions contemplated by this Agreement, Parent shall issue to Investor or its designee or assignee 1% of the outstanding shares of Parent. The Company agrees that such interest may be exchanged at any time for a 1% interest in the Company by cancelling the 1% interest in the Parent. Such 1% interests may be transferred or assigned by the party to whom it is issued, subject to compliance with applicable securities law.

6.          Securities Exchange Act Registration

            The Parent will maintain effective registration statement (containing such information and documents as the Commission shall specify and otherwise complying with the Securities Exchange Act under section 12(b) or Section 12 (g), whichever is applicable, of the Securities Exchange Act, with respect to the Common Stock of the Parent , and the Parent will file on time such information, documents and reports as the Commission may require or prescribe for companies whose stock has been registered pursuant to such Section 12(b) or Section 12(g), whichever is applicable.

            Parent will, upon request of any holder of Securities, make whatever other filings with the Commission, or otherwise make generally available to the public such financial and other information, or any such holder may deem reasonably necessary or desirable in order to enable such holder to be permitted to sell Securities pursuant to the provisions of Rule 144.

7.          Non Compete.

            The Investor represents and warrants and covenants that it is not, and undertakes not to become, the holder, directly or indirectly, of more than 5% of the ownership in competing company or business with the Company.

            The members of the Board of Directors nominated by the Investor for so long as such member serves as a director of the Company, shall not serve as a director of a competing company or business, or be the holder, directly or indirectly, of more than 5% of the ownership in a competing company or business.

8.          General.

8.1. This Agreement contains the entire agreement between the parties respecting the subject matter hereof, and supersedes and replaces all previous representations, warranties, agreements, understandings, commitments or arrangements, oral or written, with respect thereto. This Agreement may not be modified except by a written instrument executed by both parties.

8.2. This Agreement shall be interpreted in accordance with, and governed in all respects by, the laws of the State of Delaware, without giving effect to the rules of conflict of laws thereof, and the competent courts of New York shall have exclusive jurisdiction over all disputes between the parties with respect to this Agreement and no other court shall have jurisdiction over this Agreement.

8.3. All representations and warranties contained herein shall survive the execution and delivery of this Agreement.





      IN WITNESS WHEREOF, this Stock Purchase Agreement has been executed as of the date first above written by the parties hereto.




NETWORKPRIVACY.COM, INC.

/s/ Robert Friedman
-------------------
By: Robert Friedman
Title:Chief Executive Officer




HIDENET SECURE ARCHITECTURES, INC.

/s/ RonFussman
--------------
By: Ron Fussman
Title: President




NP PARTNERS, LLC

/s/ Mark S. Hauser
------------------
By: Mark S. Hauser
Title:Manager